                                                                   EXHIBIT 10.17

                         NOTIFY TECHNOLOGY CORPORATION

                         SECURITIES PURCHASE AGREEMENT

                               NOVEMBER 8, 2000






                                 FIRST CLOSING

                               November 9, 2000



                                SECOND CLOSING

                               November 15, 2000

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
 1. Purchase and Sale of Stock............................................    1

    1.1  Authorization of the Shares......................................    1
    1.2  Sale of the Shares...............................................    1
    1.3  Closing Date.....................................................    1
    1.4  Delivery.........................................................    1

 2. Representations and Warranties of the Company.........................    2

    2.1  Organization, Good Standing and Qualification....................    2
    2.2  Corporate Power..................................................    2
    2.3  Authorization....................................................    2
    2.4  Valid Issuance of Common Stock...................................    2
    2.5  SEC Documents....................................................    2
    2.6  Brewer Waiver....................................................    3

 3. Representations and Warranties of the Purchasers......................    3

    3.1  Experience.......................................................    3
    3.2  Investment.......................................................    3
    3.3  Rule 144.........................................................    3
    3.4  Legends..........................................................    4
    3.5  Access to Data...................................................    4
    3.6  Authorization....................................................    4
    3.7  Accredited Investor..............................................    4
    3.8  Public Solicitation..............................................    4
    3.9  Tax Advisors.....................................................    4
    3.10 Purchaser Counsel................................................    5

 4. Conditions of Purchaser's Obligations at Closing......................    5

    4.1  Representations and Warranties...................................    5
    4.2  Performance......................................................    5
    4.3  Blue Sky.........................................................    5
    4.4  Opinion of Company Counsel.......................................    5
    4.5  Investor Rights Agreement........................................    5

 5. Conditions of the Company's Obligations at Closing....................    5

    5.1  Representations and Warranties...................................    5
    5.2  Payment of Purchase Price........................................    6
    5.3  Blue Sky.........................................................    6
    5.4  Investor Rights Agreements.......................................    6
    5.5  Proceedings and Documents........................................    6

 6. Covenants of the Company..............................................    6

    6.1  Issuance of Additional Warrants..................................    6

 7. Miscellaneous.........................................................    7

    7.1  Governing Law....................................................    7
    7.2  Survival.........................................................    7
    7.3  Successors and Assigns...........................................    7
    7.4  Entire Agreement; Amendment......................................    7
    7.5  Notices, Etc.....................................................    7

                               TABLE OF CONTENTS
                                  (continued)

                                                                            Page
                                                                            ----
    7.6  Delays or Omissions..............................................    8
    7.7  California Corporate Securities Law..............................    8
    7.8  Expenses.........................................................    8
    7.9  Finder's Fee.....................................................    8
    7.10 Waiver of Conflict...............................................    8
    7.11 Arbitration......................................................    9
    7.12 Severability.....................................................    9
    7.13 Counterparts.....................................................    9

                         SECURITIES PURCHASE AGREEMENT
                         -----------------------------

     THIS SECURITIES PURCHASE AGREEMENT is made as of November 8, 2000, between Notify Technology Corporation, a California corporation (the "Company") and the purchasers listed on the Schedule of Purchasers attached hereto as EXHIBIT A
                                                                   ---------
(the "Schedule of Purchasers"). The persons or entities listed thereon are hereinafter referred to collectively as the "Purchasers" and individually as a "Purchaser".

     THE PARTIES HEREBY AGREE AS FOLLOWS:

     1.   Purchase and Sale of Stock.
          --------------------------

          1.1  Authorization of the Shares. The Company will on or before
               ---------------------------
the Closing (as defined below) authorize the sale and issuance pursuant to this Agreement of up to 500,000 shares (the "Shares") of common stock, $.001 par value, of the Company ("Common Stock") and warrants (the "Warrants") to purchase an aggregate of up to 250,000 shares of Common Stock.

          1.2  Sale of the Shares.  Subject to the terms and conditions hereof
               ------------------
and in reliance upon the representations, warranties and agreements contained herein, the Company will issue and sell to each Purchaser, severally and not jointly, and each Purchaser will purchase from the Company, severally and not jointly, at the Closing, the number of Shares and the Warrants set forth opposite the Purchaser's name on the Schedule of Purchasers, at the aggregate purchase price set forth opposite the Purchaser's name on the Schedule of Purchasers. Parties agree that the Shares are being sold at a price per Share of $3.25. The Warrants are being sold for $10 per Warrant.

          1.3  Closing Date.  The closing of the purchase and sale of the Shares
               ------------
and Warrants hereunder (the "Closing") shall be held at the offices of Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California 94304 on November 9, 2000 (the "Closing Date"). Additional closings may occur at the discretion of the Company within one week of the initial Closing.

          1.4  Delivery.  At Closing, the Company shall deliver to each Purchase
               --------
Warrants exercisable for the numbers of shares of Common Stock set forth on the Schedule of Purchasers. The Type I Warrant shall be exercisable at a price per share of $3.25 and be in the form attached hereto as EXHIBIT B. The Type II
                                                     ---------
Warrant will be exercisable at a price per share of $3.25 and will be in the form attached hereto as EXHIBIT C. In addition, at the Closing, the Company will
                        ---------
instruct the transfer agent for the Company to (i) issue a certificate registered in each Purchaser's name representing the Shares and (ii) deliver said certificate to such Purchaser. At the Closing, each Purchaser shall deliver the Purchase Price to the Company in the form of a check payable to the Company or a wire transfer to account of the Company or the Company's counsel.

     2.   Representations and Warranties of the Company.  The Company hereby
          ---------------------------------------------
represents and warrants as follows:

          2.1  Organization, Good Standing and Qualification.  The Company is a
               ---------------------------------------------
corporation duly organized, validly existing and in good standing under the laws of the State of California and has all requisite corporate power and authority to carry on its business as currently conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.

          2.2  Corporate Power.  The Company will have at the Closing all
               ---------------
requisite legal and corporate power and authority to (i) execute and deliver this Agreement; (ii) sell and issue the Shares and Warrants hereunder; (iii) to issue the Common Stock (the "Warrant Shares") issuable upon exercise of the Warrants; and (iv) carry out and perform its obligations under the terms of this Agreement.

          2.3  Authorization.  All corporate action on the part of the Company,
               -------------
its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, the Investor Rights Agreement in the form attached hereto as EXHIBIT D (the "Investor Rights Agreement"), the
                        ---------
performance of all obligations of the Company hereunder and the authorization, issuance (or reservation for issuance), sale and delivery of the Shares, the Warrants and the Warrant Shares has been taken or will be taken prior to the Closing. This Agreement, the Investor Rights Agreement and the Warrants constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, subject to: (i) judicial principles limiting the availability of specific performance, injunctive relief, and other equitable remedies; (ii) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect generally relating to or affecting creditors' rights; and (iii) limitations on the enforceability of the indemnification provisions of the Investor Rights Agreement.

          2.4  Valid Issuance of Common Stock.  The Shares that are being
               ------------------------------
purchased by the Purchasers hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid, and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and the Investor Rights Agreement and under applicable state and federal securities laws. The Warrant Shares, upon issuance in accordance with the terms of the Warrants and upon payment of the consideration described therein, will be duly and validly issued, fully paid, and nonassessable and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and the Investor Rights Agreement and under applicable state and federal securities laws.

          2.5  SEC Documents.  Company has made available to Purchasers and
               -------------
their counsel (by filing via EDGAR) correct and complete copies of each report, schedule, registration statement and definitive proxy statement filed by Company with the Securities and Exchange Commission (the "SEC") on or after January 1, 1996 (the "Company SEC Documents"), which are all the documents (other than preliminary material) that Company was required to file with the SEC on or after January 1, 1996. As of their respective dates or, in the case of registration statements, their effective dates, none of the Company SEC Documents (including all exhibits and schedules thereto and documents incorporated by reference therein) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and there is no requirement under the Securities Act of 1933, as amended, (the "Securities Act") or the Securities Exchange Act of 1934, as amended, (the "Exchange Act"), as the case may be, to have amended any such filing. The Company SEC Documents complied, when filed, in all material respects with the then applicable requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations promulgated by the SEC thereunder. Company has filed all documents and agreements which Company reasonably believed were required to be filed as exhibits to the Company SEC Documents.

          2.6  Brewer Waiver.  David Brewer ("Brewer") has waived the
               -------------
anti-dilution protection provided to him in Section 6.2(ii) of that certain Securities Purchase Agreement between Brewer and Company.

     3.   Representations and Warranties of the Purchasers.  Each Purchaser,
          ------------------------------------------------
individually and not jointly, hereby represents and warrants that:

          3.1  Experience.  Such Purchaser is experienced in evaluating
               ----------
companies such as the Company, is able to evaluate and represent its own interests in transactions such as the one contemplated by this Agreement, has such knowledge and experience in financial and business matters that Purchaser is capable of evaluating the merits and risks of Purchaser's prospective investment in the Company, and has the ability to bear the economic risks of the investment.

          3.2  Investment. Such Purchaser is acquiring the Shares, the Warrant,
               ----------
and the Warrant Shares, for investment for such Purchaser's own account and not with thes,the Wa and the view to, or for resale in connection with, any distribution thereof. Such Purchaser understands that the Shares, the Warrants, and the Warrant Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent as expressed herein. Such Purchaser further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to any third person with respect to any of the Shares, the Warrants, or the Conversion Shares other than a transfer not involving a change of beneficial ownership. Such Purchaser understands and acknowledges that the offering of the Shares and Warrants pursuant to this Agreement will not be registered under the Securities Act on the ground that the sale provided for in this Agreement is exempt from the registration requirements of the Securities Act.

          3.3  Rule 144.  Such Purchaser acknowledges that the Shares, the
               --------
Warrants and the Conversion Shares must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. Such Purchaser is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions. Such Purchaser covenants that, in the absence of an effective registration statement covering the stock in question, such Purchaser will sell, transfer, or otherwise dispose of the Shares or the Warrant Shares only in a manner consistent with such Purchaser's representations and covenants set forth in this Section 3. In connection therewith, such Purchaser acknowledges that the Company will make a notation on its stock books regarding the restrictions on transfers set forth in this Section 3 and will transfer securities on the books of the Company only to the extent not inconsistent therewith.

          3.4  Legends.  Purchaser understands and acknowledges that the
               -------
certificate evidencing its Shares and the Warrant Shares will be imprinted with a legend in the form set forth in Section 1.3 of the Investor Rights Agreement.

          3.5  Access to Data.  Such Purchaser has received and reviewed
               --------------
information about the Company and has had an opportunity to discuss the Company's business, management and financial affairs with its management and to review the Company's facilities. Such Purchaser understands that such discussions, as well as any written information issued by the Company, were intended to describe the aspects of the Company's business and prospects which the Company believes to be material, but were not necessarily a thorough or exhaustive description. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the right of the Purchasers to rely thereon.

          3.6  Authorization.  This Agreement when executed and delivered by
               -------------
such Purchaser will constitute a valid and legally binding obligation of the Purchaser, enforceable in accordance with its terms, subject to: (i) judicial principles respecting election of remedies or limiting the availability of specific performance, injunctive relief, and other equitable remedies; (ii) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect generally relating to or affecting creditors' rights; and
(iii) limitations on the enforceability of the indemnification provisions of the Investor Rights Agreement.

          3.7  Accredited Investor .  Such Purchaser acknowledges  that he is an
               -------------------
"accredited investor" as defined in Rule 501 of Regulation D as promulgated by the Securities and Exchange Commission under the Securities Act and shall submit to the Company such further assurances of such status as may be reasonably requested by the Company.

          3.8  Public Solicitation.  Purchaser knows of no public solicitation
               -------------------
or advertisement of an offer in connection with the proposed issuance and sale of the Shares.

          3.9  Tax Advisors.  Purchaser has reviewed with his own tax advisors
               ------------
the federal, state and local tax consequences of this investment, where applicable, and the transactions contemplated by this Agreement. Each Purchaser is relying solely on such advisors with respect to tax matters and not on any statements or representations of the Company or any of its agents and understands that each Purchaser (and not the Company) shall be responsible for the Purchaser's own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

          3.10 Purchaser Counsel.  Purchaser acknowledges that it has had the
               -----------------
opportunity to review this Agreement, the exhibits and the schedules attached hereto and the transactions contemplated by this Agreement with its own legal counsel. Each Purchaser is relying solely on such counsel and not on any statements or representations of the Company or any of its agents for legal advice with respect to legal matters related to this investment or the transactions contemplated by this Agreement.

     4.   Conditions of Purchaser's Obligations at Closing.  The obligations of
          ------------------------------------------------
each Purchaser under subsection 1.2 of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions, the waiver of which shall not be effective against any Purchaser who does not consent in writing thereto:

          4.1  Representations and Warranties.  The representations and
               ------------------------------
warranties of the Company contained in Section 2 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

          4.2  Performance.  The Company shall have performed and complied with
               -----------
all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

          4.3  Blue Sky.  The Company shall have obtained all necessary permits
               --------
and qualifications, if any, or secured an exemption therefrom, required by any state or country prior to the offer and sale of the Shares.

          4.4  Opinion of Company Counsel.  Each Purchaser shall have received
               --------------------------
from Wilson Sonsini Goodrich & Rosati, Professional Corporation, counsel for the Company, an opinion, dated as of the Closing, in the form attached hereto as EXHIBIT E.
---------

          4.5  Investor Rights Agreement.  The Company and each Purchaser shall
               -------------------------
have entered into the Investor Rights Agreement.

     5.   Conditions of the Company's Obligations at Closing.  The obligations
          --------------------------------------------------
of the Company to each Purchaser under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions by that
Purchaser:

          5.1  Representations and Warranties.  The representations and
               ------------------------------
warranties of Purchasers contained in Section 3 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

          5.2  Payment of Purchase Price.  Each Purchaser shall have delivered
               -------------------------
the Purchase Price against delivery of the Shares and Warrants as set forth in
Section 1.4 by the Company to such Purchaser.

          5.3  Blue Sky.  The Company shall have obtained all necessary permits
               --------
and qualifications, if any, or secured an exemption therefrom, required by any state or country for the offer and sale of the Shares.

          5.4  Investor Rights Agreements.  Each of the Purchasers shall have
               --------------------------
executed the Investor Rights Agreement on or prior to the date of the Closing.

          5.5  Proceedings and Documents.  All corporate and other proceedings
               -------------------------
in connection with the transactions contemplated at the Closing hereby, and all documents and instruments incident to these transactions, shall be reasonably satisfactory in substance to the Company and its counsel.

     6.   Covenants of the Company.
          ------------------------

          6.1  Issuance of Additional Warrants.  Upon the issuance of equity
               -------------------------------
securities (including the issuance of convertible securities or warrants but excluding employee stock options or the issuance of shares upon the exercise of currently outstanding options or warrants) in a Financing (as defined below) at a price per share less than the price per share at which the Shares are being sold pursuant to this agreement (or in the case of convertible securities or warrants with an exercise or conversion price less than such price per share) then in order to effect an adjustment to each Purchaser's original purchase price:

          (i) The exercise price of the outstanding Warrants will be reduced to the price per share at which such equity securities were sold (or in the case of the sale convertible securities or warrants reduced to the exercise or conversion price of such securities) (in all cases, the "Issuance Price"); and

          (ii) The Company will issue to each Purchaser a warrant in the form attached hereto as EXHIBIT C with an exercise price of $0.01, a term of three
                   ---------
years and exercisable for that number of shares of Common Stock equal to:
          ((P/I)-1) times (T/2)
Where P equals the price per share at which the Shares were sold pursuant to this Agreement, I equals the Issuance Price and T equals the total number of shares of Common Stock purchased by each Purchaser pursuant to this Agreement excluding any shares purchased upon the exercise of the Warrants.

          For the purposes of this Section 6.1, Financing shall mean an offering or series of related offerings of securities by the Company for purpose of raising capital in an amount of $250,000 or more. Financing shall not include
(i) the issuance or sale of shares of Common Stock or options to purchase Common stock to employees, officers, directors or consultants for the primary purpose of soliciting or retaining their services as shall have been approved by the Board of Directors, (ii) the issuance or sale of Securities to leasing entities or financial institutions in connection with commercial leasing or borrowing transactions approved by the Board of Directors, (iv) any issuances of Securities in connection with any stock split, stock dividend or recapitalization by the Company, (v) the issuance of Securities in connection with the acquisition of another corporation by the Company by merger, consolidation, or purchase of all or substantially all of the assets or shares of such corporation, or (vi) the issuance of Securities in connection with a joint venture or a strategic or marketing alliance with another company.

     The Company's obligations under this Section 6.1 shall terminate upon the earlier of (i) November 7, 2003 or (ii) the Company's calling its outstanding public Class A Warrants as provided by the terms of such warrants.

     7.   Miscellaneous.
          -------------

          7.1  Governing Law.  This Agreement shall be governed in all respects
               -------------
by the laws of the State of California, without regard to any provisions thereof relating to conflicts of laws among different jurisdictions.

     The parties hereto agree to submit to the jurisdiction of the federal and state courts of the State of California with respect to the breach or interpretation of this Agreement or the enforcement of any and all rights, duties, liabilities, obligations, powers, and other relations between the parties arising under this Agreement.

          7.2  Survival.  The representations, warranties, covenants and
               --------
agreements made herein shall survive any investigation made by any Purchaser or the Company and the closing of the transactions contemplated hereby.

          7.3  Successors and Assigns.  Except as otherwise provided herein,
               ----------------------
the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto; provided, however, that the rights of a Purchaser to purchase Shares shall not be assignable without the consent of the Company.

          7.4  Entire Agreement; Amendment.  This Agreement and the other
               ---------------------------
documents delivered pursuant hereto constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Company and all of the Purchasers hereunder.

          7.5  Notices, Etc.  All notices and other communications required or
               ------------
permitted hereunder, shall be in writing and shall be personally delivered, sent by facsimile, mailed by registered or certified mail, postage prepaid, return receipt requested, or delivered by a nationally recognized overnight courier, addressed (a) if to a Purchaser, at such Purchaser's address or facsimile number set forth on the Schedule of Purchasers, or at such other address or facsimile number as such

Purchaser shall have furnished to the Company in writing, or (b) if to the Company, at its address or facsimile number set forth on the signature page to this Agreement addressed to the attention of the Corporate Secretary, or at such other address or facsimile number as the Company shall have furnished to the Purchasers. Any such notice or communication shall be deemed to have been received (A) in the case of personal delivery or delivery by telecopier, on the date of such delivery, (B) in the case of a commercial overnight courier, on the next business day after the date when sent and (C) in the case of mailing, on the third business day following that on which the piece of mail containing such communication is posted.

          7.6  Delays or Omissions.  No delay or omission to exercise any right,
               -------------------
power or remedy accruing to any holder of any Shares upon any breach or default of the Company under this Agreement shall impair any such right, power or remedy of such holder, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing or as provided in this Agreement. All remedies, either under this Agreement or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

          7.7  California Corporate Securities Law.  THE SALE OF THE SECURITIES
               -----------------------------------
WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102, OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

          7.8  Expenses.  The Company and each Purchaser shall each bear their
               --------
own expenses and legal fees incurred on their behalf with respect to this Agreement and the transactions contemplated hereby.

          7.9  Finder's Fee.  The Company and the Purchasers shall each
               ------------
indemnify other harmless from any liability for any commission or compensation in the nature of a finder's fee (including the costs, expenses and legal fees of defending against such liability) for which the Company or the Purchasers, or any of their respective partners, employees, or representatives, as the case may be, is responsible.

          7.10  Waiver of Conflict.  Each party to this Agreement that has been
                ------------------
or continues to be represented by Wilson, Sonsini, Goodrich & Rosati, counsel to the Company, hereby acknowledges that Rule 3-310 of the Rules of Professional Conduct promulgated by the State Bar of California requires an attorney to avoid representations in which the attorney has or had a relationship with another party interested in the representation without the informed written consent of all parties affected. By executing this Agreement, each such party gives his or its informed written consent to the representation of the Company by Wilson, Sonsini, Goodrich & Rosati in connection with this Agreement and the transactions contemplated hereby.

          7.11  Arbitration.  Company and each Purchaser agree that any dispute
                -----------
or controversy arising out of or relating to any interpretation, construction, performance or breach of this Agreement, the Investor Rights Agreement or the Warrants shall be settled by arbitration to be held in Santa Clara County, California, in accordance with the rules then in effect of the American Arbitration Association. The arbitrator may grant injunctions or other relief in such dispute or controversy. The decision of the arbitrator shall be final, conclusive and binding on the parties to the arbitration. Judgment may be entered on the arbitrator's decision in any court having jurisdiction. The Company and such Purchaser shall each pay one-half of the costs and expenses of such arbitration, and each shall separately pay their own counsel fees and expenses.

          7.12  Severability.  In the event that any provision of this Agreement
                ------------
becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

          7.13  Counterparts.  This Agreement may be executed in any number of
                ------------
counterparts, each of which may be executed by less than all Purchasers, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

NOTIFY TECHNOLOGY                            PURCHASER:
CORPORATION

By:__________________________                _________________________________
   Paul DePond                               (Signature)
   President


                                             _________________________________
                                             (Name of Purchaser)



                                             _________________________________
                                             (Name and Title of Signatory if
                                             Shareholder is not an Individual)





              [SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

                                   EXHIBIT A

                            SCHEDULE OF PURCHASERS

-------------------------------------------------------------------------------------------------------------------------------
Investor                                  Shares        Number of Shares            Number of Shares          Aggregate
                                                        Underlying Type I           Underlying Type II        Purchase Price
                                                        Warrant                     Warrant
-------------------------------------------------------------------------------------------------------------------------------
FIRST CLOSING:
--------------
-------------------------------------------------------------------------------------------------------------------------------
Andrew Plevin                             76,916                     19,229                     19,229             $  250,000
1356 Madison Ave., Apt.
#2N
New York, NY  10128
-------------------------------------------------------------------------------------------------------------------------------
Venturetek, L.P.                          76,916                     19,229                     19,229             $  250,000
C/o David Selengut
Ellenoff, Grossman &
Schole
370 Lexington Ave.
New York, NY  10017
-------------------------------------------------------------------------------------------------------------------------------
Dov Perlysky                              30,763                      7,690                      7,690             $  100,000
C/o Laidlaw Global
Securities, Inc.
100 Park Ave., 28/th/ Floor
New York, NY  10017
-------------------------------------------------------------------------------------------------------------------------------
Gitel Family Partnership                  30,763                      7,690                      7,690             $  100,000
L.P.
7 Sutton Place
South Lawrence, NY 11559
-------------------------------------------------------------------------------------------------------------------------------
Rachel Family Partnership,                30,763                      7,690                      7,690             $  100,000
L.P.
172 Broadway
Lawrence, NY 11559
-------------------------------------------------------------------------------------------------------------------------------
Martin A. Bell                            30,763                      7,690                      7,690             $  100,000
44 Wall St., 2/nd/ Floor
New York, NY  10017
-------------------------------------------------------------------------------------------------------------------------------
First Closing Total                      276,884                     69,218                     69,218             $  900,000
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
SECOND CLOSING:
-------------------------------------------------------------------------------------------------------------------------------
Kevin Brandt                              30,763                      7,690                      7,690             $  100,000
58 Broad Street Road
Manakin-Sabot, VA 23102
-------------------------------------------------------------------------------------------------------------------------------
Paul H. Saunders                          61,532                     15,383                     15,383             $  200,000
James River Capital Corp.
58 Broad Street Road
Manakin-Sabot, VA  23103
-------------------------------------------------------------------------------------------------------------------------------
MLPF&S Custodian FBO                       7,686                      1,921                      1,921             $   25,000
Robert W. Simmons, IRA
Merrill Lynch
Attn: Viono/Truitt Group
1819 Matin St. - 12/th/ Floor
Sarasota, FL  34236
-------------------------------------------------------------------------------------------------------------------------------
Second Closing Total                      99,981                     24,994                     24,994             $  325,000
-------------------------------------------------------------------------------------------------------------------------------
Grand Total                            376,86544                     94,212                     94,212             $1,225,000
-------------------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT B

                            FORM OF TYPE I WARRANT

     THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE PURSUANT TO ITHIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE PURSUANT TO IT HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED OR PLEDGED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL (WHICH MAY BE COUNSEL FOR THE COMPANY) REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

                         NOTIFY TECHNOLOGY CORPORATION

                     COMMON STOCK PURCHASE WARRANT TYPE I

          1.  Number and Price of Shares Subject to Warrant.  Subject to the
              ---------------------------------------------
terms and conditions set forth herein, HOLDER~ or a subsequent transferee (the "Holder"), is entitled to purchase from Notify Technology Corporation, a California corporation (the "Company"), at any time after the date hereof and on or before the date of termination of this Warrant provided for in Section 10 hereof, up to ((TYPE_1_SHARES)) shares (which number of shares is subject to adjustment and certain conditions as described below) of fully paid and nonassessable Common Stock of the Company (the "Shares") upon surrender hereof at the principal office of the Company, and upon payment of the purchase price at said office in cash or by check. Subject to adjustment as hereinafter provided, the purchase price of one share of Common Stock (or such securities as may be substituted for one share of Common Stock pursuant to the provisions hereinafter set forth) shall be $3.25. The purchase price of one share of Common Stock (or such securities as may be substituted for one share of Common Stock pursuant to the provisions hereinafter set forth) payable from time to time upon the exercise of this Warrant (whether such price be the price specified above or an adjusted price determined as hereinafter provided) is referred to herein as the "Warrant Price."

          2.  Adjustment of Warrant Price and Number of Shares.  The number and
              ------------------------------------------------
kind of securities issuable upon the exercise of this Warrant shall be subject to adjustment from time to time and the Company agrees to provide notice upon the happening of certain events as follows:

              (a) Adjustment for Dividends in Stock.  In case at any time or
                  ---------------------------------
from time to time on or after the date hereof the holders of the Common Stock of the Company (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional securities or other property of the Company by way of dividend or distribution, then and in each case, the holder of this Warrant shall, upon the exercise hereof, be entitled to receive, in addition to the number of shares of Common Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of such other or additional securities or other property of the Company which such holder would hold on the date of such exercise had it been the holder of record of such Common Stock on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional securities or other property receivable by it as aforesaid during such period, giving effect to all adjustments called for during such period by this paragraph (a) and paragraphs (b) and (c) of this Section 2.

              (b) Adjustment for Reclassification or Reorganization.  In case
                  -------------------------------------------------
of any reclassification or change of the outstanding Common Stock of the Company or of any reorganization of the Company on or after the date hereof, then and in each such case the Company shall give the holder of this Warrant at least ten
(10) days notice of the proposed effective date of such transaction, and the holder of this Warrant, upon the exercise hereof at any time after the consummation of such reclassification, change or reorganization, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consummation, the stock or other securities or property to which such holder would have been entitled upon such consummation if such holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in paragraphs (a), (b) and (c); in each such case, the terms of this Section 2 shall be applicable to the shares of stock or other securities properly receivable upon the exercise of this Warrant after such consummation.

              (c) Stock Splits and Reverse Stock Splits.  If at any time on or
                  -------------------------------------
after the date hereof the Company shall subdivide its outstanding shares of Common Stock into a greater number of shares, the Warrant Price in effect immediately prior to such subdivision shall thereby be proportionately reduced and the number of shares receivable upon exercise of the Warrant shall thereby be proportionately increased; and, conversely, if at any time on or after the date hereof the outstanding number of shares of Common Stock shall be combined into a smaller number of shares, the Warrant Price in effect immediately prior to such combination shall thereby be proportionately increased and the number of shares receivable upon exercise of this Warrant shall thereby be proportionately decreased.

          3.  No Fractional Shares.  No fractional shares of Common Stock will
              --------------------
be issued in connection with any subscription hereunder. In lieu of any fractional shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the fair market value of one share of Common Stock on the date of exercise, as determined in good faith by the Company's Board of Directors.

          4.  No Shareholder Rights.  This Warrant as such shall not entitle its
              ---------------------
holder to any of the rights of a shareholder of the Company.

          5.  Reservation of Stock.  The Company covenants that during the
              --------------------
period this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of this Warrant. The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

          6.  Exercise of Warrant.
              -------------------

              (a) Manner of Exercise.  This Warrant may be exercised, in whole
                  ------------------
or in part, by Holder by the surrender of this Warrant (with the notice of exercise form attached hereto as Attachment A and the Investment Representation
                                 ------------
Statement attached hereto as Attachment B duly executed) at the principal office
                             ------------
of the Company, accompanied by payment in full of the purchase price of the Shares purchased thereby, as described above. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the Shares or other securities issuable upon such exercise shall be treated for all purposes as the holder of such shares of record as of the close of business on such date. As promptly as practicable and in any event within five (5) days after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share as provided above, and a Warrant in like tenor as this Warrant to purchase the number of Shares in respect of which this Warrant shall not have been exercised or waived.

          7.  Certificate of Adjustment.  Whenever the Warrant Price or the
              -------------------------
number or type of securities issuable upon exercise of this Warrant is adjusted, as herein provided, the Company shall promptly deliver to the record holder of this Warrant a certificate of an officer of the Company setting forth the nature of such adjustment and a brief statement of the facts requiring such adjustment.

          8.  Transfer of Warrant.  This Warrant may not be transferred by
              -------------------
Holder without the written consent of the Company, which consent will not be unreasonably withheld. Any such transfer will require an opinion of counsel reasonably acceptable to the Company stating that such transfer is exempt from the registration requirements of the Securities Act of 1933.

          9.  Restrictive Legend.  Each certificate representing (i) the Shares,
              ------------------
and (ii) any other securities issued in respect of the Shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall be stamped or otherwise imprinted with legends in the following form (in addition to any legend required under applicable state securities laws):

              "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). SUCH SHARES MAY NOT BE SOLD, TRANSFERRED OR PLEDGED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL (WHICH MAY BE COUNSEL FOR THE COMPANY) OR OTHER EVIDENCE REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT."

              "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A MARKET STAND-OFF AGREEMENT IN THE EVENT OF A PUBLIC

              OFFERING, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY."

          10. Termination.  This Warrant (and the right to purchase securities
              -----------
upon exercise hereof) shall terminate upon the earliest of (a) August 7, 2001 or
(b) the sale of all or substantially all of the assets of the Company. The Company shall give Holder of this warrant written notice of such sale at least ten (10) and no more than ninety (90) days prior to the closing of any such sale.

          11. Miscellaneous.  This Warrant shall be governed by the laws of the
              -------------
State of California. The headings in this Warrant are for purposes of convenience of reference only, and shall not be deemed to constitute a part hereof. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the Company and the registered holder hereof. All notices and other communications from the Company to the holder of this Warrant shall be delivered personally or mailed by first class mail, postage prepaid, to the address furnished to the Company in writing by the last holder of this Warrant who shall have furnished an address to the Company in writing, and if mailed shall be deemed given three days after deposit in the U.S. Mail.

          ISSUED this 8th day of November, 2000

                                             NOTIFY TECHNOLOGY CORPORATION
                                             a California corporation


                                             ___________________________________
                                             By: Paul F. DePond
                                             Title: President

                                 ATTACHMENT A
                                 ------------

                              NOTICE OF EXERCISE
                              ------------------

TO:  NOTIFY TECHNOLOGY CORPORATION

     1. The undersigned hereby elects to purchase ____________ shares of Common Stock of Notify Corporation pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full, together with all applicable transfer taxes, if any.

     2. Please issue a certificate or certificates representing said shares of stock in the name of the undersigned or in such other name as is specified below:


                         ____________________________
                                    (Name)

                         ____________________________
                                   (Address)

                         ____________________________

     3. The undersigned represents that the aforesaid shares of stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares. In support thereof, the undersigned has executed an Investment Representation Statement included herewith.


                                             ___________________________________
                                             WARRANTHOLDER SIGNATURE

                                             ___________________________________
                                             (print name)

                                             ___________________________________
                                             (Title)

                                             ___________________________________
                                             (Date)

                                 ATTACHMENT B
                                 ------------

                      INVESTMENT REPRESENTATION STATEMENT
                      -----------------------------------

PURCHASER:

COMPANY:       NOTIFY TECHNOLOGY CORPORATION

SECURITY:      COMMON STOCK

AMOUNT:

DATE:

In connection with the purchase of the above-listed securities (the "Securities"), I, the Purchaser, represent to the Company the following:

          (a) I am aware of the Company's business affairs and financial condition, and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. I am purchasing these Securities for my own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933 ("Securities Act").

          (b) I understand that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein. In this connection, I understand that, in the view of the Securities and Exchange Commission ("SEC"), the statutory basis for such exemption may be unavailable if my representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

          (c) I further understand that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. Moreover, I understand that the Company is under no obligation to register the Securities. In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

          (d) I am aware of the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions.

          (e) I further understand that at the time I wish to sell the Securities there may be no public market upon which to make such a sale.

          (f) I further understand that in the event all of the requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

                                             ___________________________________
                                             Name of Warrantholder

                                             By:________________________________

                                             Title:_____________________________

                                             Date:______________________, ______

                                   EXHIBIT C

                            FORM OF TYPE II WARRANT

          THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE PURSUANT TO IT HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED OR PLEDGED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL (WHICH MAY BE COUNSEL FOR THE COMPANY) REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

                         NOTIFY TECHNOLOGY CORPORATION

                     COMMON STOCK PURCHASE WARRANT TYPE II

          1.  Number and Price of Shares Subject to Warrant.  Subject to the
              ---------------------------------------------
terms and conditions set forth herein, (HOLDER) or a subsequent transferee (the "Holder"), is entitled to purchase from Notify Technology Corporation, a California corporation (the "Company"), at any time after the date hereof and on or before the date of termination of this Warrant provided for in Section 10 hereof, up to (TYPE_II_SHARES) shares (which number of shares is subject to adjustment and certain conditions as described below) of fully paid and nonassessable Common Stock of the Company (the "Shares") upon surrender hereof at the principal office of the Company, and upon payment of the purchase price at said office in cash or by check. Subject to adjustment as hereinafter provided, the purchase price of one share of Common Stock (or such securities as may be substituted for one share of Common Stock pursuant to the provisions hereinafter set forth) shall be $3.25. The purchase price of one share of Common Stock (or such securities as may be substituted for one share of Common Stock pursuant to the provisions hereinafter set forth) payable from time to time upon the exercise of this Warrant (whether such price be the price specified above or an adjusted price determined as hereinafter provided) is referred to herein as the "Warrant Price."

          2.   Adjustment of Warrant Price and Number of Shares.  The number
               ------------------------------------------------
and kind of securities issuable upon the exercise of this Warrant shall be subject to adjustment from time to time and the Company agrees to provide notice upon the happening of certain events as follows:

               (a)  Adjustment for Dividends in Stock.  In case at any time or
                    ---------------------------------
from time to time on or after the date hereof the holders of the Common Stock of the Company (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional securities or other property of the Company by way of dividend or distribution, then and in each case, the holder of this Warrant shall, upon the exercise hereof, be entitled to receive, in addition to the number of shares of Common Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of such other or additional securities or other property of the Company which such holder would hold on the date of such exercise had it been the holder of record of such Common Stock on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional securities or other property receivable by it as aforesaid during such period, giving effect to all adjustments called for during such period by this paragraph (a) and paragraphs (b) and (c) of this Section 2.

               (b)  Adjustment for Reclassification or Reorganization.  In case
                    -------------------------------------------------
of any reclassification or change of the outstanding Common Stock of the Company or of any reorganization of the Company on or after the date hereof, then and in each such case the Company shall give the holder of this Warrant at least ten
(10) days notice of the proposed effective date of such transaction, and the holder of this Warrant, upon the exercise hereof at any time after the consummation of such reclassification, change or reorganization, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consummation, the stock or other securities or property to which such holder would have been entitled upon such consummation if such holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in paragraphs (a), (b) and (c); in each such case, the terms of this Section 2 shall be applicable to the shares of stock or other securities properly receivable upon the exercise of this Warrant after such consummation.

               (c)  Stock Splits and Reverse Stock Splits.  If at any time on
                    -------------------------------------
or after the date hereof the Company shall subdivide its outstanding shares of Common Stock into a greater number of shares, the Warrant Price in effect immediately prior to such subdivision shall thereby be proportionately reduced and the number of shares receivable upon exercise of the Warrant shall thereby be proportionately increased; and, conversely, if at any time on or after the date hereof the outstanding number of shares of Common Stock shall be combined into a smaller number of shares, the Warrant Price in effect immediately prior to such combination shall thereby be proportionately increased and the number of shares receivable upon exercise of this Warrant shall thereby be proportionately decreased.

          3.   No Fractional Shares.  No fractional shares of Common Stock will
               --------------------
be issued in connection with any subscription hereunder. In lieu of any fractional shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the fair market value of one share of Common Stock on the date of exercise, as determined in good faith by the Company's Board of Directors.

          4.   No Shareholder Rights.  This Warrant as such shall not entitle
               ---------------------
its holder to any of the rights of a shareholder of the Company.

          5.   Reservation of Stock.  The Company covenants that during the
               --------------------
period this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of this Warrant. The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

          6.   Exercise of Warrant.
               -------------------

               (a)  Manner of Exercise.  This Warrant may be exercised, in
                    ------------------
whole or in part, by Holder by the surrender of this Warrant (with the notice of exercise form attached hereto as Attachment A and the Investment
                                    ------------
Representation Statement attached hereto as Attachment B duly executed) at the
                                            ------------
principal office of the Company, accompanied by payment in full of the purchase price of the Shares purchased thereby, as described above. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the Shares or other securities issuable upon such exercise shall be treated for all purposes as the holder of such shares of record as of the close of business on such date. As promptly as practicable and in any event within five (5) days after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share as provided above, and a Warrant in like tenor as this Warrant to purchase the number of Shares in respect of which this Warrant shall not have been exercised or waived.

          7.   Certificate of Adjustment.  Whenever the Warrant Price or the
               -------------------------
number or type of securities issuable upon exercise of this Warrant is adjusted, as herein provided, the Company shall promptly deliver to the record holder of this Warrant a certificate of an officer of the Company setting forth the nature of such adjustment and a brief statement of the facts requiring such adjustment.

          8.   Transfer of Warrant.  This Warrant may not be transferred by
               -------------------
Holder without the written consent of the Company, which consent will not be unreasonably withheld. Any such transfer will require an opinion of counsel reasonably acceptable to the Company stating that such transfer is exempt from the registration requirements of the Securities Act of 1933.

          9.   Restrictive Legend.  Each certificate representing (i) the
               ------------------
Shares, and (ii) any other securities issued in respect of the Shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall be stamped or otherwise imprinted with legends in the following form (in addition to any legend required under applicable state securities laws):

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). SUCH SHARES MAY NOT BE SOLD, TRANSFERRED OR PLEDGED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL (WHICH MAY BE COUNSEL FOR THE COMPANY) OR OTHER EVIDENCE REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT."

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A MARKET STAND-OFF AGREEMENT IN THE EVENT OF A PUBLIC

               OFFERING, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY."

          10.  Termination.  This Warrant (and the right to purchase securities
               -----------
upon exercise hereof) shall terminate upon the earliest of (a) November 7, 2003 or (b) the sale of all or substantially all of the assets of the Company. The Company shall give Holder of this warrant written notice of such sale at least ten (10) and no more than ninety (90) days prior to the closing of any such sale.

          11.  Miscellaneous.  This Warrant shall be governed by the laws of the
               -------------
State of California. The headings in this Warrant are for purposes of convenience of reference only, and shall not be deemed to constitute a part hereof. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the Company and the registered holder hereof. All notices and other communications from the Company to the holder of this Warrant shall be delivered personally or mailed by first class mail, postage prepaid, to the address furnished to the Company in writing by the last holder of this Warrant who shall have furnished an address to the Company in writing, and if mailed shall be deemed given three days after deposit in the U.S. Mail.

          ISSUED this 8th day of November, 2000


                                              NOTIFY TECHNOLOGY CORPORATION
                                              a California corporation


                                              __________________________________
                                              By: Paul F. DePond
                                              Title: President

                                 ATTACHMENT A
                                 ------------

                              NOTICE OF EXERCISE
                              ------------------

TO:  NOTIFY TECHNOLOGY CORPORATION

     1. The undersigned hereby elects to purchase ____________ shares of Common Stock of Notify Corporation pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full, together with all applicable transfer taxes, if any.

     2. Please issue a certificate or certificates representing said shares of stock in the name of the undersigned or in such other name as is specified below:

                         _____________________________
                                    (Name)

                         _____________________________
                                   (Address)

                         _____________________________

     3. The undersigned represents that the aforesaid shares of stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares. In support thereof, the undersigned has executed an Investment Representation Statement included herewith.

                                              ____________________________
                                              WARRANTHOLDER SIGNATURE

                                              ____________________________
                                              (print name)

                                              ____________________________
                                              (Title)

                                              ____________________________
                                              (Date)

                                 ATTACHMENT B
                                 ------------

                      INVESTMENT REPRESENTATION STATEMENT
                      -----------------------------------

PURCHASER:

COMPANY:       NOTIFY TECHNOLOGY CORPORATION

SECURITY:      COMMON STOCK

AMOUNT:

DATE:


In connection with the purchase of the above-listed securities (the "Securities"), I, the Purchaser, represent to the Company the following:

          (a) I am aware of the Company's business affairs and financial condition, and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. I am purchasing these Securities for my own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933 ("Securities Act").

          (b) I understand that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein. In this connection, I understand that, in the view of the Securities and Exchange Commission ("SEC"), the statutory basis for such exemption may be unavailable if my representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

          (c) I further understand that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. Moreover, I understand that the Company is under no obligation to register the Securities. In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

          (d) I am aware of the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions.

          (e) I further understand that at the time I wish to sell the Securities there may be no public market upon which to make such a sale.

          (f) I further understand that in the event all of the requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.


                                           _________________________________
                                           Name of Warrantholder

                                           By:______________________________

                                           Title:___________________________

                                           Date:____________________________

                                   EXHIBIT D

                           INVESTOR RIGHTS AGREEMENT

                         NOTIFY TECHNOLOGY CORPORATION

                           INVESTOR RIGHTS AGREEMENT

                               NOVEMBER 8, 2000

                               TABLE OF CONTENTS
                                                                            Page
                                                                            ----
SECTION 1 Restrictions on Transferability; Registration Rights..............   1

     1.1    Certain Definitions.............................................   1
            -------------------
     1.2    Restrictions....................................................   2
            ------------
     1.3    Restrictive Legend..............................................   2
            ------------------
     1.4    Notice of Proposed Transfers....................................   3
            ----------------------------
     1.5    Shelf Registration..............................................   3
            ------------------
     1.6    Company Registration............................................   4
            --------------------
     1.7    Expenses of Registration........................................   5
            ------------------------
     1.8    Registration Procedures.........................................   6
            -----------------------
     1.9    Indemnification.................................................   7
            ---------------
     1.10   Information by Holder...........................................   9
            ---------------------
     1.11   Transfer of Registration Rights.................................   9
            -------------------------------
     1.12   Standoff Agreement..............................................   9
            ------------------
     1.13   Termination of Rights...........................................   9
            ---------------------

SECTION 2 Affirmative Covenants of the Company..............................   9

     2.1    Observer Rights.................................................   9
            ---------------
     2.2    Confidentiality.................................................  10
            ---------------
     2.3    Termination of Covenants........................................  10
            ------------------------

SECTION 3 Right of First Offer..............................................  10

     3.1    Right of First Offer............................................  10
            --------------------
     3.2    Sale of Securities by Company...................................  10
            -----------------------------
     3.3    Offer Amount....................................................  11
            ------------
     3.4    Financing.......................................................  11
            ---------
     3.5    Termination of Right of First Offer.............................  11
            -----------------------------------
                                                                            ..
SECTION 4 Miscellaneous.....................................................  11

     4.1    Governing Law; Jurisdiction.....................................  11
            ---------------------------
     4.2    Successors and Assigns..........................................  11
            ----------------------
     4.3    Notices, Etc....................................................  11
            ------------
     4.4    Delays or Omissions.............................................  12
            -------------------
     4.5    Third Parties...................................................  12
            -------------
     4.6    Severability....................................................  12
            ------------
     4.7    Amendment and Waiver............................................  12
            --------------------
     4.8    Rights of Holders...............................................  12
            -----------------

     4.9    Counterparts....................................................  13
            ------------
     4.10   Titles and Subtitles............................................  13
            --------------------

                           INVESTOR RIGHTS AGREEMENT
                           -------------------------

     THIS INVESTOR RIGHTS AGREEMENT (the "Agreement") is entered into as of November 8, 2000 between Notify Technology Corporation, a California corporation (the "Company"), and the investors (the "Investors") listed on EXHIBIT A hereto.
                                                               ---------

                                   RECITALS

     WHEREAS, the Company and Investors are entering into a Securities Purchase Agreement (the "Purchase Agreement") of even date herewith, pursuant to which the Company shall sell, and the Investors shall acquire, Common Stock of the Company and warrants to purchase Common Stock of the Company.

     WHEREAS, in connection with the Purchase Agreement, the Company has agreed to grant Investors certain rights as described herein.

     NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the parties agree as follows:

                                   SECTION 1

             Restrictions on Transferability; Registration Rights
             ----------------------------------------------------

     1.1  Certain Definitions. As used in this Agreement, the following terms
          -------------------
shall have the following meanings:

          "Common Stock" shall mean common stock, $0.001 par value of the Company.

          "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "Holder" shall mean any Investor, any person to whom registration rights under this Agreement have been transferred in accordance with Section
1.11 hereof, and any financial institution designated by Investor which holds registrable securities as collateral.

          The terms "register", "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

          "Registration Expenses" shall mean all expenses incurred by the Company in complying with Sections 1.5 and 1.6 hereof, including, without limitation, all registration, qualification, stock exchange and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company and accountants and other persons retained by or for the Company (but excluding the fees of counsel for the Holders, if any), blue sky fees and expenses, accounting fees and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

          "Registrable Securities" means any shares of Common Stock sold pursuant to the Purchase Agreement or issued upon exercise of any of the warrants issued pursuant to the Purchase Agreement and any Common Stock issued with respect to the foregoing upon any stock split, stock dividend, recapitalization or similar event; provided, however, that shares of Common
                                   --------  -------
Stock shall be treated as Registrable Securities only if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale.

          "Restricted Securities" shall mean the Securities required to bear the legends set forth in Section 1.3 hereof.

          "Securities" shall mean shares of or securities convertible into or exercisable for any shares of, any class of capital stock of the Company.

          "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders and all fees and disbursements of counsel for the Holders not included in the definition of Registration Expenses.

     1.2  Restrictions. No Registrable Securities shall be sold, assigned,
          ------------
transferred or pledged except upon the conditions specified in this Agreement. Any Investor and any subsequent Holder will cause any proposed purchaser, assignee, transferee or pledgee of Registrable Securities to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement.

     1.3  Restrictive Legend. Each certificate representing Registrable
          ------------------
Securities shall (unless otherwise permitted by the provisions of Section 1.4 below) be stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under applicable state securities laws):

          "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN
          ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED

          UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). SUCH SHARES MAY NOT BE SOLD, TRANSFERRED OR PLEDGED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL (WHICH MAY BE COUNSEL FOR THE COMPANY) OR OTHER EVIDENCE REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT."

          "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A MARKET STAND-OFF AGREEMENT IN THE EVENT OF A PUBLIC
          OFFERING, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF
          THE COMPANY."

          Each Investor consents to the Company making a notation on its records and giving instructions to any transfer agent of the Restricted Securities in order to implement the restrictions on transfer established in this Section 1.

     1.4  Notice of Proposed Transfers. Each Holder of each certificate
          ----------------------------
representing Restricted Securities, by acceptance thereof, agrees to comply in all respects with the restrictions on transfer contained in Sections 1.2, 1.3, 1.4, 1.11, 1.12 and 1.14 of this Agreement. Prior to any proposed sale, assignment, transfer or pledge of any Restricted Securities, (other than any transfer not involving a change in beneficial ownership) unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the Holder thereof shall give written notice to the Company of such Holder's intention to effect such transfer, sale, assignment or pledge. Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail, and shall be accompanied at such Holder's expense by either (i) a written opinion of legal counsel who shall, and whose legal opinion shall be, reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act, or (ii) a "no action" letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, or (iii) any other evidence reasonably satisfactory to counsel to the Company, whereupon the Holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by such Holder to the Company. Each certificate evidencing the Restricted Securities transferred as above provided shall bear, except if such transfer is made pursuant to Rule 144, the appropriate restrictive legend set forth in Section 1.3 above, except that such certificate shall not bear such restrictive legend if, in the opinion of counsel for such Holder and the Company, such legend is not required in order to establish compliance with any provisions of the Securities Act or this Agreement.

     1.5  Shelf Registration.
          ------------------

          (a) Upon request of any Investor, which request may be made any time after February 7, 2001, the Company will file under the Securities Act, as soon as practicable after such request but no later than 25 business days therefrom, a "shelf" registration statement providing for the registration of, and the sale on a continuous or delayed basis by the Holders, the Registrable Securities, pursuant to Rule 415 under the Securities Act and/or any similar rule that may be adopted by the Commission (the "Shelf Registration"). The Company will provide each Investor with a copy of the Shelf Registration at least three business days prior to filing. The Company will use its best efforts to cause the Shelf Registration to become or be declared effective no later than 90 calendar days after receipt of such request and, except as provided in Section 1.5(g) below, to keep such Shelf Registration continuously effective for a period ending on the earliest of (i) November 7, 2003, (ii) the date on which such Investor has sold all the Registrable Securities owned by it or (iii) the date described in Section 1.13.

          (b) The Company will, if necessary, supplement or make amendments to the Shelf Registration, if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration or by the Securities Act or rules and regulations thereunder for Shelf registrations, and the Company will furnish to each Investor copies of any such supplement prior to its being used and/or filed with the Commission.

          (c) The Company will upon request of Investor amend or supplement the Shelf Registration to include any Holder.

          (d) Holders will cooperate with the Company in the preparation of the Shelf Registration and any amendments or supplements thereto and provide the Company with any information regarding Investor or such Designees as the Company may reasonably request.

          (e) If the Company issues warrants to purchase additional shares of Common Stock to any Investor pursuant to Section 6.2 of the Purchase Agreement, the Company will amend the Shelf Registration or file an additional shelf registration (in accordance with the terms of this Section 1.5) for the shares of Common Stock issuable upon exercise of such warrants.

          (f) Upon notice to the Holders, if any, the Company may suspend use of the Shelf Registration in order to correct any material misstatements therein or to include any information required to make the Shelf Registration not materially misleading provided however that the Company may not suspend use of
                      ----------------
the Shelf Registration for more than ninety days in any twelve month period and shall use diligent and good faith efforts to make corrections or inclusions as promptly as practicable consistent with the Company's business objectives.

     1.6  Company Registration.
          --------------------

          (a)  Notice of Registration. If at any time or from time to time, the
               ----------------------
Company shall determine to register any of its Common Stock, either for its own account or the account of a security holder or holders other than (i) a registration relating to employee benefit plans, (ii) a registration relating to the offer and sale of debt securities, (iii) a registration relating to a Commission Rule 145 transaction, or (iv) a registration pursuant to Sections 1.5 hereof, the Company will:

               (i)  promptly give to each Holder written notice thereof; and

               (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests made within 15 days after receipt of such written notice from the Company by any Holder.

          (b)  Underwriting. If the registration of which the Company gives
               ------------
     notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders in a written notice given pursuant to this Section 1.6. In such event, the right of any Holder to registration pursuant to this Section 1.6 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein.

     All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 1.6, if the managing underwriter advises the Company in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders of Registrable Securities and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement, provided,
                                                                  --------
however, that shares of Registrable Securities of Holders shall not be excluded
-------
from the underwriting unless all other securities (other than securities being sold by the Company) are first entirely excluded from the underwriting provided
                                                                       --------
further that the number of Registrable Securities included in any such
-------
registration shall not be reduced below 20% of the shares included in the registration. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares. The Company may include shares of Common Stock held by shareholders other than Holders in a registration statement pursuant to this Section 1.6 to the extent that the amount of Registrable Securities otherwise includible in such registration statement would not thereby be diminished.

     If any Holder or other holder disapproves of the terms of any such underwriting, he or she may elect to withdraw therefrom by written notice to the Company and the managing underwriter. The Registrable Securities so withdrawn shall also be withdrawn from such registration, and shall not be transferred in a public distribution prior to ninety (90) days after the effective date of the registration statement relating thereto.

          (c)  Right to Terminate Registration. The Company shall have the
               -------------------------------
     right to terminate or withdraw any registration initiated by it under this
     Section 1.6 prior to the effectiveness of such registration, whether or not any Holder has elected to include securities in such registration.

     1.7  Expenses of Registration. All Registration Expenses incurred in
          ------------------------
connection with any registration pursuant to Sections 1.5 and 1.6 shall be borne by the Company. If a registration proceeding is begun upon the request of any Investor pursuant to Section 1.5, but such request is subsequently withdrawn at the request of such Investor, then such Investor may either: (i) bear all Registration Expenses of such proceeding in which case the Company shall be deemed not to have effected a registration pursuant to Section
1.5 of this Agreement as applicable; or (ii) require the Company to bear all Registration Expenses of such proceeding, in which case the Company shall be deemed to have fulfilled its obligations under Section 1.5. Unless otherwise stated, all other Selling Expenses relating to securities registered on behalf of the Holders shall be borne by the Holders of the registered securities included in such registration pro rata on the basis of the number of shares so registered.

     1.8 Registration Procedures.  In the case of each registration,
         -----------------------
qualification or compliance effected by the Company pursuant to this Section 1, the Company will keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will:

            (a) Prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for at least sixty (60) days (or such longer period as provided in Section 1.5), or until the distribution described in the registration statement has been completed.

            (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

            (c) Furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such Holders or underwriters may reasonably request in order to facilitate the public offering of such securities.

            (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act.

            (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

            (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

          (g) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange, or quoted in a U.S. automated inter-dealer quotation system, as the case may be, on which similar securities issued by the Company are then listed, or quoted.

          (h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

     1.9  Indemnification.
          ---------------

          (a) The Company will indemnify and defend each Holder, each of its officers and directors and partners, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this
Section 1, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, preliminary prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation or any alleged violation by the Company of the Securities Act or the Exchange Act or any state securities law, or any rule or regulation promulgated thereunder, applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder, each of its officers and directors, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, as such expenses are incurred, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder, controlling person or underwriter and stated to be specifically for use therein.

          (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Holder, each of its officers and directors and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, as such expenses are incurred, in each case to the extent, but only if and to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein; provided however that the liability
                                           -------- -------
of any such Holder shall be limited to the net amount received by the Holder from the sale of securities pursuant to the registration statement.

          (c) Each party entitled to indemnification under this Section 1.9 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense; provided, however, that an Indemnified Party (together with all other Indemnified Parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the Indemnifying Party, if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding. The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this
Section 1 unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

          (d) If recovery is not available under the foregoing indemnification provisions of this Section 1.9, for any reason other than as specified therein, the parties entitled to indemnification by the terms thereof shall be entitled to contribution for liabilities and expenses from the parties liable for indemnification, except to the extent that contribution is not permitted under
Section 11(f) of the Securities Act. In determining the amount of contribution to which the respective parties are entitled, there shall be considered the relative benefits received by each party from the offering of the securities (taking into account the portion of the proceeds of the offering realized by each), the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement of omission, and any other equivalent considerations appropriate under the circumstances.

     1.10 Information by Holder.  The Holder or Holders of Registrable
          ---------------------
Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders, the Securities held by them and the distribution proposed by such Holder or Holders as the Company may reasonably request in writing and as shall be required in connection with any registration referred to in this Section 1.

     1.11 Transfer of Registration Rights.  The rights to cause the Company to
          -------------------------------
register Registrable Securities granted the Investors under Sections 1.5 and 1.6 may be assigned to a transferee or assignee in connection with any transfer or assignment of at least 30,000 shares of Registrable Securities by an Investor; provided that (a) such transfer may otherwise be effected in accordance with
--------
applicable securities laws, (b) notice of such assignment is given to the Company and (c) such transfer is pursuant to a written agreement acknowledged by the Company which acknowledgment shall not be withheld if the transfer provisions of this Agreement are met.

     1.12 Standoff Agreement.  Each Holder agrees in connection with any
          ------------------
registration of the Company's securities (other than a registration of debt securities, securities in a Rule 145 transaction or with respect to an employee benefit plan), upon notice by the Company or the underwriters managing any underwritten public offering of the Company's securities, not to sell, make any short sale of, loan, pledge (or otherwise encumber or hypothecate), grant any option for the purchase of, or otherwise directly or indirectly dispose of any Securities (other than those included in the registration) without the prior written consent of the Company and such managing underwriters for such period of time as the Board of Directors establishes pursuant to its good faith negotiations with such managing underwriters, which period shall not exceed 180 days; provided that the officers and directors of the Company also agree to such
      -------- ----
restrictions. Each Holder hereby consents to the placement of stop transfer orders with the Company's transfer agent in order to enforce the foregoing provision and agrees to execute a market standoff agreement with said underwriters in customary form consistent with the provisions of this Section
1.12. This covenant shall not apply to any registration filed after November 7, 2005.

     1.13 Termination of Rights.  The rights of any particular Holder to cause
          ---------------------
the Company to register or maintain a registration of securities under Sections 1.5, and 1.6 shall terminate with respect to such Holder at such time as Holder may sell all of the Registrable Securities held by him in a three-month period in the public market to Rule 144.

                                  SECTION 2

                     Affirmative Covenants of the Company
                     ------------------------------------


     2.1  Observer Rights.  So long as an Investor owns at least 50,000 shares
          ---------------
of Registrable Securities, such Investor shall have the right to attend all meetings of the Board of Directors including the right to participate in any telephonic board meetings. Such Investor shall be provided with any materials provided to the members of the Board of Directors. Such Investor shall also be provided with notice of the meetings in the same manner at the same time as the members of the Board of Directors. The foregoing visitation rights may be limited by the Board of Directors if the Board determines in good faith that Investor has a conflict of interest with respect to the matters being discussed or, if upon advice of counsel, limitations are required to maintain attorney-client privilege. In addition, upon reasonable notice to the Company, such Investor shall have the right to inspect the Company's books and records and discuss the Company's affairs with its officers and directors.

     2.2  Confidentiality.  Each Investor agrees that any information obtained
          ---------------
by such Investor pursuant to this Section 2 which may be proprietary to the Company or otherwise confidential will not be disclosed without the prior written consent of the Company. Such Investor further acknowledges and understands that any information so obtained may be considered "inside" non-public information and agrees to abide by the Company's Insider Trading Policy. The provisions of this Section 2 shall not be in limitation of any rights which such Investor may have with respect to the books and records of the Company, or to inspect its properties or discuss its affairs, finances and accounts, under the laws of the jurisdictions in which it is incorporated.

     2.3  Termination of Covenants.  The covenants set forth in Sections 2.1
          ------------------------
shall terminate on, and be of no further force or effect after November 8, 2005. The rights granted pursuant to this Section 2 are not transferable.

                                  SECTION 3

                             Right of First Offer
                             --------------------


     3.1  Right of First Offer.  Subject to the terms and conditions specified
          --------------------
in this Section 3, the Company hereby grants to Investor, a right of first offer with respect to future private sales by the Company of its Securities. Each time the Company proposes to offer any Securities in a Financing (as defined below), the Company shall first make an offering of such Securities to Investors in accordance with the following provisions:

               (a) The Company shall deliver a notice ("Notice") to Investors stating (i) its intention to offer such Securities for sale, (ii) the number of such Securities to be offered (the "Offered Securities"), (iii) the price, if any, for which it proposes to offer such Securities, (iv) the terms of such offer and (v) the Offer Amount (as defined below).

               (b) Within fifteen (15) calendar days after receipt of the Notice, any Investor may elect to purchase, at the price and on the terms specified in the Notice, such Securities in an amount up to the Offer Amount by providing the Company with written notice of his election.

               (c) An election by an Investor pursuant to Section 3.1(b) to purchase Offered Securities shall not be considered a binding commitment unless and until the Company receives binding commitments to purchase on the terms and conditions contained in the Notice substantially all of the Offered Securities which the Investors have not elected to purchase.

     3.2  Sale of Securities by Company.  Within 60 days of the expiration of
          -----------------------------
the period described in Section 3.1(b), any Offered Securities which the Investors have not elected to purchase may be sold by the Company to any person or persons at a price not less than, and upon terms no more favorable to the offeree than, those specified in the Notice. If the Company does not complete the sale of all such Offered Securities within said 60 day period, the rights of the Investors with respect to any such unsold Offered Securities shall be deemed to be revived.

     3.3  Offer Amount.  The Offer Amount shall equal that percentage of the
          ------------
Offered Securities equal to the percentage of the Company owned by Investor as determined pursuant to Item 403 of Regulation S-K under the Securities Act.

     3.4  Financing.  Financing shall mean a private offering or series of
          ---------
related offerings of Securities by the Company for purpose of raising capital in an amount of $250,000 or more. Financing shall not include (i) the issuance or sale of shares of Common Stock or options to purchase Common stock to employees, officers, directors or consultants for the primary purpose of soliciting or retaining their services as shall have been approved by the Board of Directors,
(ii) the issuance or sale of Securities to leasing entities or financial institutions in connection with commercial leasing or borrowing transactions approved by the Board of Directors, (iii) the sale of Securities in a registered public offering, (iv) any issuances of Securities in connection with any stock split, stock dividend or recapitalization by the Company, (v) the issuance of Securities in connection with the acquisition of another corporation by the Company by merger, consolidation, or purchase of all or substantially all of the assets or shares of such corporation, or (vi) the issuance of Securities in connection with a joint venture or a strategic or marketing alliance with another company.

     3.5  Termination of Right of First Offer.  The right of first offer
          -----------------------------------
contained in this Section 3 shall terminate on November 7, 2003. The rights granted pursuant to this Section 3 are not transferable.

                                  SECTION 4

                                 Miscellaneous
                                 -------------


     4.1  Governing Law; Jurisdiction.  This Agreement shall be construed in
          ---------------------------
accordance with, and governed in all respects by, the laws of the State of California, as applied to agreements entered into, and to be performed entirely in such state, between residents of such state.

     The parties hereto agree to submit to the jurisdiction of the federal and state courts of the State of California with respect to the breach or interpretation of this Agreement or the enforcement of any and all rights, duties, liabilities, obligations, powers, and other relations between the parties arising under this Agreement.

     4.2  Successors and Assigns.  Except as otherwise provided herein, the
          ----------------------
provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

     4.3  Notices, Etc.  All notices and other communications required or
          ------------
permitted hereunder, shall be in writing and shall be sent by facsimile personally delivered, mailed by registered or certified mail, postage prepaid, return receipt requested, or otherwise delivered by a nationally-recognized overnight courier, addressed (a) if to a Holder, at Holder's facsimile number or address as set forth in the records of the Company or to such other address as provided by such Holder, and (b) if to the Company, at its facsimile number or address set forth in its most recent filing under the Exchange Act addressed to the attention of the President. Any such notice or communication shall be deemed to have been received (A) in the case of personal delivery, on the date of such delivery, (B) in the case of a nationally-recognized overnight courier, on the next business day after the date when sent, (C) in the case of mailing, on the third business day following that on which the piece of mail containing such communication is posted and (D) in the case of delivery via facsimile, one (1) business day after the date of transmission provided that said transmission is confirmed telephonically on the date of transmission.

     4.4  Delays or Omissions.  No delay or omission to exercise any right,
          -------------------
power or remedy accruing to any holder of any Shares upon any breach or default of the Company under this Agreement shall impair any such right, power or remedy of such holder, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing or as provided in this Agreement. All remedies, either under this Agreement or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

     4.5  Third Parties.  Nothing in this Agreement, express or implied, is
          -------------
intended to confer upon any party, other than the parties hereto, and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

     4.6  Severability.  If one or more provisions of this Agreement are held
          ------------
to be unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary, shall be severed from this Agreement, and the balance of this Agreement shall be enforceable in accordance with its terms.

     4.7  Amendment and Waiver.  Any provision of this Agreement may be
          --------------------
amended or waived only with the written consent of the Company and the Holders of at least a majority of the outstanding shares of the Registrable Securities then held by Holders. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder of Registrable Securities and the Company. In the event that an underwriting agreement is entered into between the Company and any Holder, and such underwriting agreement contains terms differing from this Agreement, as to any such Holder the terms of such underwriting agreement shall govern.

     4.8  Rights of Holders.  Each Holder of Registrable Securities shall have
          -----------------
the absolute right to exercise or refrain from exercising any right or rights that such holder may have by reason of this Agreement, including, without limitation, the right to consent to the waiver or modification of any obligation under this Agreement, and such holder shall not incur any liability to any other holder of any securities of the Company as a result of exercising or refraining from exercising any such right or rights.

     4.9  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

     4.10 Titles and Subtitles.  The titles of the paragraphs and
          --------------------
subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

NOTIFY TECHNOLOGY CORPORATION          INVESTOR:

By:___________________________          _______________________________________
   Paul DePond                         (Name of Investor)
   President

                                        _______________________________________
                                       (Signature)


                                        _______________________________________
                                       (Name and Title of Signatory if Investor is not an Individual)


                 [SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT]

                                   EXHIBIT A

                               LIST OF INVESTORS


----------------------------
FIRST CLOSING:
----------------------------
Andrew Plevin
1356 Madison Ave., Apt. #2N
New York, NY  10128
----------------------------
Venturetek, L.P.
C/o David Selengut
Ellenoff, Grossman & Schole
370 Lexington Ave.
New York, NY  10017
----------------------------
Dov Perlysky
C/o Laidlaw Global
Securities, Inc.
100 Park Ave., 28th Floor
New York, NY  10017
----------------------------
Gitel Family Partnership
L.P.
7 Sutton Place
South Lawrence, NY 11559
----------------------------
Rachel Family Partnership,
L.P.
172 Broadway
Lawrence, NY 11559
----------------------------
Martin A. Bell
44 Wall St., 2nd Floor
New York, NY  10017
----------------------------
SECOND CLOSING:
----------------------------
Kevin Brandt
58 Broad Street Road
Manakin-Sabot, VA 23102
----------------------------
Paul H. Saunders
James River Capital Corp.
58 Broad Street Road
Manakin-Sabot, VA  23103
----------------------------
MLPF&S Custodian FBO Robert
W. Simmons, IRA
Merrill Lynch
1819 Matin St. - 12th Floor
Sarasota, FL  34236
----------------------------

                                   EXHIBIT E

                             FORM OF LEGAL OPINION

                               November 9, 2000



To the Purchasers Listed on Exhibit A
to the Notify Technology Corp. Private Placement of Common Stock and Warrants to Purchase Common Stock
Stock Purchase Agreement
Dated as of November 8, 2000

     Ladies and Gentlemen:

     Reference is made to (i) that certain Securities Purchase Agreement, complete with all listed exhibits thereto, dated as of November 8, 2000 (the "Purchase Agreement"), between Notify Technology Corporation, a California corporation (the "Company"), and the persons and entities listed on Exhibit A to the Stock Purchase Agreement (the "Purchasers"), which provides for the issuance by the Company to Purchasers of shares of Common Stock of the Company (the "Shares") and Warrants to purchase shares of Common Stock of the Company; and
(ii) the related Investor Rights Agreement dated November 8, 2000 (the "Investor Rights Agreement"). All capitalized terms used herein are used herein as defined in the Purchase Agreement unless otherwise defined herein. The Investor Rights Agreement and the Purchase Agreement are collectively referred to herein as the "Agreements."

     We have acted as counsel for the Company in connection with the negotiation of the Agreements and the anticipated issuance of the Shares and the Warrants. As such counsel, we have made such legal and factual examinations and inquiries as we have deemed advisable or necessary for the purpose of rendering this opinion. In addition, we have examined originals or copies of such corporate records of the Company, certificates of public officials and other documents as we considered necessary or advisable for the purpose of rendering this opinion. In such examination we assumed the genuineness of all signatures on original documents, the authenticity of all documents submitted to us as originals, the conformity to original documents of all copies submitted to us, and the due execution and delivery of all documents where due execution and delivery are a prerequisite to the effectiveness thereof.

     As used in this opinion, the expression "to our knowledge" with reference to matters of fact means that, after an examination of documents made available to us by the Company, and after inquiries of officers of the Company, but without any further independent factual investigation, we find no reason to believe that the opinions expressed herein are factually incorrect. Further, the expression "to our knowledge" with reference to matters of fact refers to the current actual knowledge of the attorneys of this firm who have worked on matters for the Company. Except to the extent expressly set forth herein or as we otherwise believe to be necessary to our opinion, we have not undertaken any independent investigation to determine the existence or absence of any fact, and no inference as to our knowledge of the existence or absence of any fact should be drawn from our representation of the Company or the rendering of the opinion set forth below.

     For purposes of this opinion, we are assuming that the Purchasers have all requisite power and authority, and have taken any and all necessary corporate or partnership action, to execute and deliver the Agreements, and that the representations and warranties made by the Purchasers and the Company in the Agreements and pursuant thereto are true and correct.

     The opinions hereinafter expressed are subject to the following qualifications:

     (a) We express no opinion as to the effect of applicable bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws relating to or affecting the rights of creditors;

     (b) We express no opinion as to the effect of general principles of equity, including without limitation concepts of materiality, reasonableness, good faith and fair dealing, and the availability or unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law;

     (c) We express no opinion as to the enforceability of Section 1.9 of the Investor Rights Agreement to the extent the provisions thereof may be subject to limitations of public policy;

     (d) We express no opinion with respect to any matters relating to patents, mask works, copyrights, trademarks or trade names;

     (e) We express no opinion as to the compliance with applicable anti-fraud provisions of state or federal securities laws;

     (f) We express no opinion with respect to the applicability to the Agreements of the Exon-Florio Amendment to the Defense Production Act of 1950;

     (g) We are members of the Bar of the State of California and we are not expressing any opinion as to any matter relating to the laws of any jurisdiction other than the federal laws of the United States of America and the laws of the State of California.

     Based upon and subject to the foregoing, we are of the opinion that:

     1. The Company is a corporation duly organized and validly existing under, and by virtue of, the laws of the State of California and is in good standing under such laws. The Company has requisite corporate power to own and operate its properties and assets, and to carry on its business as presently conducted.

     2. The Company has all requisite legal and corporate power to execute and deliver the Agreements, to sell and issue the Shares and Warrants under the Purchase Agreement, to issue the Warrant Shares and to carry out and perform its obligations under the terms of the Agreements. The Shares, when issued in accordance with the terms of the Purchase Agreement, will be validly issued, fully paid and nonassessable. The Warrant Shares have been duly and validly reserved, and when issued in accordance with the terms of the Warrants (including the payment of the consideration described therein) will be validly issued, fully paid and nonassessable.

     3. All corporate action on the part of the Company, its directors and shareholders necessary for the authorization, execution and delivery of the Agreements by the Company, the authorization, sale, issuance and delivery of the Shares and the Warrants and the performance of the Company's obligations under the Agreements has been taken. The Agreements have been duly and validly executed and delivered by the Company and constitutes valid and binding obligations of the Company, enforceable against the Company in accordance with their terms.

     4. No consent, approval or authorization of or designation, declaration or filing with, any governmental authority on the part of the Company is required in connection with the valid execution and delivery of the Agreements, or the offer, sale or issuance of the Shares, except the filing of a notice pursuant to
Section 25102(f) of the California Corporate Securities Law and filing similar notices under other applicable blue sky laws (but excluding jurisdictions outside of the United States) of the offer and sale of the Shares.

     5. Subject to the accuracy of the Purchasers' representations in Article 4 of the Purchase Agreement, the offer, issuance and sale of the Shares pursuant to the Purchase Agreement, and the issuance of the Common Stock upon exercise of the Warrants will be exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended, and the qualification requirements of
Section 25110 of the California Corporate Securities Law of 1968, as amended.

     opinion is furnished to the Purchasers solely for their benefit in connection with the purchase of the Shares and the Warrants, and may not be relied upon by any other person without our prior written consent.

                                        Very truly yours,

                                        WILSON SONSINI GOODRICH & ROSATI
                                        Professional Corporation

                                       3